UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/19/2006

INNOSPEC INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, UK
(Address of principal executive offices, including zip code)

011 44 151 355 3611
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

It was announced by a press release dated September 18, 2006, that Paul Jennings, President and CEO of Innospec Inc, has been appointed, with immediate effect, as a non-executive director of Exide Technologies, one of the world's largest producers of lead-acid batteries and provider of stored electrical energy products and services.

Although this new position will require some investment of Mr Jennings time, he will still be dedicating his full time and attention to his role as CEO of Innospec Inc.

A copy of the press release is attached to this report on Form 8-K as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: September 19, 2006	By:	/s/ Andrew Hartley
Andrew Hartley
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated September 18, 2006